EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Theron Resource Group (the “Company”) for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yaohsu (Joseph) Wang, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016

/s/ Yaohsu (Joseph) Wang
Yaohsu (Joseph) Wang
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer)